SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                              CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): January 21, 1997

                      MID-AMERICAN WASTE SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Charter)


     Delaware                    1-10727             31-1161917
(State or Other Jurisdiction   (Commission        (I.R.S. Employer
  of Incorporation)              File Number)     Identification No.)


1006 Walnut Street, Canal Winchester, Ohio                       43110
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code      (614) 833-9155


                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)



Item 3.        Bankruptcy or Receivership.

               On January 21, 1997, the Registrant and each of its directly and indirectly wholly-owned subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief commencing cases (the "Chapter 11 Cases") under Chapter 11 of title 11 of the United States Code, 11 U.S.C. sections 101 et seq. (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). On January 22, 1997, the Registrant issued a press release announcing the filing of the petitions for relief under Chapter 11 of the Bankruptcy Code and the transaction discussed in Item 5 below. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

               The Chapter 11 Cases were assigned to the Honorable Peter
J. Walsh and designated as case numbers 97-104 through 97-135. The Chapter 11 Cases are jointly administered and consolidated for procedural purposes only pursuant to an order entered on January 21, 1997. Each of the Debtors continues to operate its business and manage its property as a debtor-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

Item 5.        Other Events.

               On January 21, 1997, the Registrant and certain of its subsidiaries filed a motion (the "Motion") with the Bankruptcy Court seeking approval to sell substantially all of their assets free and clean of all liens, claims, encumbrances, rights of first refusal, and other interests (except those expressly assumed) pursuant to the Asset Purchase Agreement, dated as of January 21, 1997 (the "Asset Purchase Agreement"), by and among certain of the Debtors, USA Waste Services, Inc. ("USA Waste"), and certain wholly-owned acquisition subsidiaries of USA Waste. The Bankruptcy Court has scheduled a hearing on the Motion for March 7, 1997. The Asset Purchase Agreement is annexed hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.        Financial Statements, Pro Forma Financial
               Information and Exhibits.

        (c)    Exhibits

               99.1 Press release dated January 22, 1997, announcing the filing of the petitions for relief under Chapter 11 of the Bankruptcy Code and the execution of a definitive agreement to sell substantially all the assets of certain of the Debtors.

               99.2 Asset Purchase Agreement, dated as of January 21, 1997, by and among USA Waste Services, Inc. ("USA Waste"), certain wholly-owned acquisition subsidiaries of USA Waste, Mid-American Waste Systems, Inc.
                             ("Mid-American"), and certain of
                             Mid-American's directly and indirectly
                             wholly-owned subsidiaries.


                                Signatures

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 28, 1997

                                  MID-AMERICAN WASTE SYSTEMS, INC.


                                  By:/s/ Gene A. Meredith
                                     Gene A. Meredith
                                     Chairman of the Board,
                                     President, Secretary, and
                                     Chief Executive Officer




                              EXHIBIT INDEX

        Exhibits

        99.1 Press release dated January 22, 1997, announcing the filing of the petitions for relief under Chapter 11 of the Bankruptcy Code and the execution of a definitive agreement to sell substantially all the assets of certain of the Debtors.

        99.2 Asset Purchase Agreement, dated as of January 21, 1997, by and among USA Waste Services, Inc. ("USA Waste"), certain wholly-owned acquisition subsidiaries of USA Waste, Mid-American Waste Systems, Inc. ("Mid-American"), and certain of Mid-American's directly and indirectly wholly-owned subsidiaries.